EXHIBIT 32.2


                            Certification Pursuant to
                             18 U.S.C. Section 1350
                             As Adopted Pursuant to
                    Section 906 of Sarbanes-Oxley Act of 2002



     I, Christopher M. Rasmussen, Chief Financial Officer (Principal Accounting Officer), certify that this quarterly report on Form 10-QSB for the quarterly period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of Gateway Energy Corporation and its subsidiaries for the periods presented.


Date:  November 10, 2006                    /s/  Christopher M. Rasmussen
                                            -----------------------------------
                                                 Christopher M. Rasmussen
                                                 Chief Financial Officer
                                                 (Principal Accounting Officer)